                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 9, 2003 (September 30, 2003)
                                                 ------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                       0-14183                81-0141785
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

1 First Avenue South, Great Falls, Montana                         59401
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 (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code             (406) 791-7500
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                                 Not applicable
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          (Former name or former address, if changed since last report)

Explanatory Note:

     On October 2, 2003, Energy West,  Incorporated (the "Company") filed a Form
8-K (the "8-K") regarding the Company's new credit  facility.  The Company filed the  text of the  Credit  Agreement  as  Exhibit  10.1 to the  8-K.  The  Credit
Agreement as filed  contained an error that did not reflect the Agreement of the parties.  The Credit  Agreement  corrected to eliminate the error is attached as
Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.  Other Events and Regulation FD Disclosure.

     On September 30, 2003,  Energy West,  Incorporated (the "Company") issued a press release announcing that the Company has entered into a $23 million secured revolving  Credit  Agreement,  dated as of September  30, 2003 with LaSalle Bank
National Association, as agent for various financial institutions. A copy of the
Credit Agreement is attached hereto as Exhibit 10.1 and  incorporated  herein by reference and the press release dated September 30, 2003 is incorporated  herein by reference to Exhibit 99.1 to the Company's  Current  Report on Form 8-K filed on October 2, 2003.

Item 7.     Financial Statements and Exhibits.

          (c)  EXHIBITS. The following exhibits are filed herewith:

          10.1 Credit  Agreement,  dated as of September  30, 2003, by and among
               Energy West,  Incorporated,  Various  Financial  Institutions and
               LaSalle Bank National Association, as Agent (filed herewith).

          99.1 Press Release dated  September 30, 2003  (incorporated  herein by reference  to the  Company's  Current  Report  on Form 8-K  dated
               October 2, 2003).

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

         Date:  October 9, 2003        ENERGY WEST, INCORPORATED

                                       By:  /s/ John C. Allen
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                                          John C. Allen
                                          Interim President and Chief Executive
                                          Officer